SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                             FORM 8-K

                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)

                          July 29, 1997



                     MICRON ELECTRONICS, INC.
        --------------------------------------------------
        (Exact name of registrant as specified in charter)


                           Minnesota
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          (State or other jurisdiction of incorporation)

        0-17932                          41-1404301
 ---------------------       ------------------------------------
 (Commission File No.)       (IRS Employer Identification Number)


                      900 East Karcher Road
                        Nampa, Idaho  83687
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             (Address of principal executive offices)



                          (208) 893-3434
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       (Registrant's telephone number, including area code)














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     Item 5.  Other Events.
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          See the following press release, dated July 29, 1997,
announcing certain changes in the officers of the Company:

FOR IMMEDIATE RELEASE

Contact: Steven H. Laney
	 Denise C. Smith
	 Micron Electronics, Inc.
	 (208) 898-3900


MICRON ELECTRONICS, INC. ANNOUNCES APPOINTMENT OF NEW PRESIDENT

   Nampa, Idaho, July 29, 1997 - - Micron Electronics, Inc., today announced the appointment of Gregory D. Stevenson, 36, as President of Micron Electronics, Inc. Stevenson previously served as Executive Vice President, Operations and Chief Operating Officer. In addition to his new title as President of Micron Electronics, Stevenson will retain his title as Chief Operating Officer of the Company. He will also continue to serve on the Company's Board of Directors.

   Prior to serving with Micron Electronics, Inc., Stevenson served as Director and Vice President, Operations of Micron Custom Manufacturing Services, Inc. Stevenson joined Micron Technology, Inc., which owns approximately 64% of Micron Electronics, Inc., in 1984. He held increasingly responsible positions with Micron Technology, Inc., and was appointed a Vice President of Micron Custom Manufacturing Services, Inc., when it was formed in 1992.

   Joseph M. Daltoso, immediate past President of Micron Electronics, Inc., will continue to serve in his capacity as Chairman and Chief Executive Officer of the Company.

   "The promotion of Greg Stevenson to President recognizes his significant and continuing contributions to Micron Electronics," stated Daltoso. "As the Company continues to grow, Greg will focus on the day-to-day operations of Micron Electronics and I will continue to concentrate on the strategic development of the Company."

   Micron Electronics, Inc., and its subsidiaries manufacture electronic products and provide services for a wide range of computing and digital applications. The Company develops, markets, manufactures and supports PC systems for consumer, business, government and educational use. In addition, Micron Custom Manufacturing Services, Inc., a subsidiary of Micron Electronics Inc., provides custom contract manufacturing services to original equipment manufacturers. SpecTek, a division of Micron Electronics, Inc., processes and markets reduced specification memory components under the SpecTek brand name. Micron Electronics, Inc., common stock trades on the NASDAQ Stock Market under the symbol MUEI. The Company is majority owned by Micron Technology, Inc. Product information is available by calling 1-800-776-4518 or via the Company's home page on the Internet at http://www.micronpc.com/





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


                            Signatures

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MICRON ELECTRONICS, INC.


                                   By:  /s/ T. Erik Oaas
                                        ---------------------------
                                        T. Erik Oaas
                                        Executive Vice President,
                                        Finance and Chief Financial
                                        Officer

Date: July 29, 1997









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